                                                                     EXHIBIT 4.1

NUMBER                                                             SHARES
                             CPC OF AMERICA, INC.
              Incorporated Under the Laws of the State of Nevada
                 20,000,000 Authorized Shares $0.001 par value

                                                             _________________
                                                             CUSIP 126147 10 7
                                                             -----------------
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is The Owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

                             CPC OF AMERICA, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


          SECRETARY                                         PRESIDENT

                              [SEAL APPEARS HERE]


COUNTERSIGNED AND REGISTERED
     AMERICAN SECURITIES TRANSFER & TRUST, INC.
                P.O. Box 1598
            Denver, Colorado 80201


By ____________________________________________
     Transfer Agent & Registrar ??? Signature

                             CPC OF AMERICA, INC.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

  TEN COM  - as tenants in common                 UNIF GIFT MIN ACT -........Custodian........
  TEN ENT  - as tenants by the entireties                             (Cust)           (Minor)
  JT TEN   - as joint tenants with right of                 under Uniform Gifts to Minors
             survivorship and not as tenants                Act.......................
             in common                                                (State)

    Additional abbreviations may also be used though not in the above list

________________________________________________________________________________

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

   ___________________________________

   ___________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ____________________


                    ____________________________________________________________

                    ____________________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


______________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.